Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Record Third Quarter Earnings

Record Revenue and Strong Expense Leverage Drive 21.7% Adjusted EPS Increase

HOUSTON, October 27, 2015 - Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today reported record third quarter 2015 adjusted net income of $46.0 million, a 15.7 percent increase over the prior year. Adjusted diluted earnings per share of $1.91 were also a third quarter record, reflecting a 21.7 percent increase from the comparable, adjusted prior-year period.

These third quarter results exclude approximately $800 thousand of net, after-tax charges related to non-cash asset impairments. GAAP net income and diluted earnings per share were $45.3 million and $1.88, respectively. Reconciliations of non-GAAP financial measures are included in the attached financial tables.

“We are delighted to announce an all-time quarterly revenue record of $2.8 billion,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “Continued expense leverage in the United States and strong top-line growth in both the U.S. and U.K. delivered a record third quarter adjusted diluted EPS of $1.91. We were particularly pleased with the double-digit growth in used vehicle unit Same Store sales that all three of our markets delivered this quarter. In addition, our U.K. operations had an outstanding quarter, with revenue up 39.6 percent on a constant currency basis. Finally, while overall market conditions continue to be challenging in Brazil, with new vehicle industry volumes declining over 25 percent on a year-over-year basis, our team in Brazil grew Same Store revenue by 7.1 percent on a constant currency basis and delivered another profitable quarter,” Hesterberg added.

Consolidated Results for Third Quarter 2015 (year-over-year comparable basis)

▪
Total revenue increased 6.6 percent to an all-time quarterly record of $2.8 billion; total gross profit grew 6.3 percent, to $398.4 million, also an all-time quarterly record. On a constant currency basis, revenues were up 10.2 percent.

▪
New vehicle revenue increased 5.3 percent, reflecting 5.9 percent higher unit sales. On a Same Store basis, new unit sales increased 19.1 percent in the U.K., 4.4 percent in the U.S., and 1.3 percent in Brazil.

▪
Used vehicle retail revenue increased 11.6 percent, primarily reflecting 12.9 percent higher used retail unit sales. On a Same Store basis, used retail unit sales increased 10.3 percent in the U.S., 19.0 percent in the U.K., and 15.3 percent in Brazil.

▪
Parts and service gross profit increased 7.8 percent on revenue growth of 4.0 percent (7.0 percent on a constant currency basis). U.S. Same Store parts and service gross profit increased 9.4 percent on revenue growth of 6.6 percent.

▪
Finance and Insurance (F&I) gross profit increased 10.9 percent, as total retail units sold increased 8.7 percent and F&I per retail unit improved $27, to $1,352. U.S. Same Store F&I gross profit grew 10.8 percent, as F&I per retail unit improved $55, to $1,518.

▪
Adjusted selling, general and administrative (SG&A) expenses as a percent of gross profit improved 140 basis points, to 72.5 percent. On a GAAP basis, SG&A expenses as a percent of gross profit increased 200 basis points, to 72.5 percent.

▪	Adjusted operating margin improved 20 basis points, to 3.5 percent. On a GAAP basis, operating margin improved 10 basis points, to 3.5 percent.

Segment Results for Third Quarter 2015 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. operations accounted for 83.7 percent of total revenues and 87.4 percent of total gross profit. Total U.S. revenues increased 7.7 percent, to $2.3 billion. This increase reflects improvements in all areas of the business, including growth of 6.6 percent and 10.2 percent in new and total used vehicle sales, respectively, and a 12.0 percent increase in F&I revenue, driven by the increase in volume and improved income per retail unit of $65 to $1,515. In addition, parts and service revenue increased 6.1 percent. The higher revenue and expanded parts and service gross margin of 180 basis points drove total U.S. gross profit growth of 8.2 percent.

On a comparable basis, adjusted SG&A expenses as a percent of gross margin improved 150 basis points to 71.4 percent and adjusted operating margin grew 20 basis points to 3.8 percent.

▪	United Kingdom:
The Company’s U.K. operations accounted for 11.7 percent of total revenues and 9.1 percent of total gross profit. Total revenue increased 29.8 percent (39.6 percent on a constant currency basis) to $327.4 million, and gross profit increased 21.5 percent (30.5 percent on a constant currency basis). The revenue increase was driven by new vehicle retail growth of 34.2 percent, total used vehicle growth of 25.1 percent, parts and service growth of 23.1 percent, and an F&I revenue increase of 27.0 percent.

▪	Brazil:
The Company’s Brazil operations accounted for 4.6 percent of total revenues and 3.5 percent of total gross profit. On a Same Store constant currency basis, revenues increased 7.1 percent, driven by a 1.3 percent increase in new vehicle retail unit sales, a 15.3 percent increase in used retail unit sales, and a 3.7 percent increase in parts and service revenues.
Corporate Development

During the third quarter of 2015, the Company acquired Mercedes-Benz, Sprinter, and Smart franchises within the greater metropolitan area of Austin, Texas that are expected to generate approximately $100 million in annual revenues.

Year to date, the Company has acquired five franchises that are expected to generate approximately $340 million in annual revenues and disposed of four franchises that generated trailing-twelve-month revenues of approximately $30 million.

Share Repurchase Authorization

During the quarter, the Company repurchased 443,447 shares at an average price per share of $85.69 for a total of $38.0 million. Year to date, the Company has repurchased approximately 850,000 shares at an average price of $83.67 for a total of $71.1 million. As of September 30, 2015, $28.3 million remains available under the Company’s prior common stock share repurchase authorization. Future repurchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions.

Third Quarter Earnings Conference Call Details

The Company’s senior management will host a conference call today at 10 a.m. ET to discuss the third quarter financial results and the Company’s outlook and strategy.
The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/events. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:

Domestic:     1-888-317-6003
International:     1-412-317-6061
Access Code:    5636460

A telephonic replay will be available following the call through November 20, 2015 at 11:59 p.m. ET by dialing:

Domestic:     1-877-344-7529
International:     1-412-317-0088
Access Code:    10074627

About Group 1 Automotive, Inc.
Group 1 owns and operates 153 automotive dealerships, 200 franchises, and 35 collision centers in the United States, the United Kingdom and Brazil that offer 32 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended September 30,
	2015	2014	% Change
REVENUES:
New vehicle retail sales	$1,601,213	$1,521,246	5.3
Used vehicle retail sales	687,637	615,924	11.6
Used vehicle wholesale sales	100,483	100,347	0.1
Parts and service	303,557	291,816	4.0
Finance and insurance	107,679	97,115	10.9
Total revenues	2,800,569	2,626,448	6.6
COST OF SALES:
New vehicle retail sales	1,521,721	1,441,016	5.6
Used vehicle retail sales	641,055	571,613	12.1
Used vehicle wholesale sales	102,318	101,643	0.7
Parts and service	137,093	137,467	(0.3)
Total cost of sales	2,402,187	2,251,739	6.7
GROSS PROFIT	398,382	374,709	6.3
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	289,012	264,233	9.4
DEPRECIATION AND AMORTIZATION EXPENSE	11,811	10,746	9.9
ASSET IMPAIRMENTS	916	9,373	(90.2)
OPERATING INCOME	96,643	90,357	7.0
OTHER EXPENSE:
Floorplan interest expense	(9,685)	(10,452)	(7.3)
Other interest expense, net	(13,922)	(13,246)	5.1
Loss on extinguishment of long-term debt	—	(22,790)	(100.0)
INCOME BEFORE INCOME TAXES	73,036	43,869	66.5
PROVISION FOR INCOME TAXES	(27,775)	(17,707)	56.9
NET INCOME	$45,261	$26,162	73.0
Earnings allocated to participating securities	$(1,729)	$(1,000)	72.9
Earnings available to diluted common shares	$43,532	$25,162	73.0
DILUTED EARNINGS PER SHARE	$1.88	$1.03	82.5
Weighted average dilutive common shares outstanding	23,137	24,432	(5.3)
Weighted average participating securities	925	971	(4.7)
Total weighted average shares outstanding	24,062	25,403	(5.3)

	Nine Months Ended September 30,
	2015	2014	% Change
REVENUES:
New vehicle retail sales	$4,468,200	$4,256,146	5.0
Used vehicle retail sales	1,993,124	1,743,071	14.3
Used vehicle wholesale sales	302,186	284,491	6.2
Parts and service	888,939	844,340	5.3
Finance and insurance	307,454	270,901	13.5
Total revenues	7,959,903	7,398,949	7.6
COST OF SALES:
New vehicle retail sales	4,242,847	4,028,164	5.3
Used vehicle retail sales	1,854,361	1,610,293	15.2
Used vehicle wholesale sales	302,276	281,434	7.4
Parts and service	406,580	397,079	2.4
Total cost of sales	6,806,064	6,316,970	7.7
GROSS PROFIT	1,153,839	1,081,979	6.6
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	841,050	793,761	6.0
DEPRECIATION AND AMORTIZATION EXPENSE	35,441	31,424	12.8
ASSET IMPAIRMENTS	1,955	11,094	(82.4)
OPERATING INCOME	275,393	245,700	12.1
OTHER EXPENSE:
Floorplan interest expense	(29,046)	(31,695)	(8.4)
Other interest expense, net	(42,061)	(36,326)	15.8
Loss on extinguishment of long-term debt	—	(46,403)	(100.0)
INCOME BEFORE INCOME TAXES	204,286	131,276	55.6
PROVISION FOR INCOME TAXES	(76,901)	(56,949)	35.0
NET INCOME	$127,385	$74,327	71.4
Earnings allocated to participating securities	$(4,905)	$(2,769)	77.1
Earnings available to diluted common shares	$122,480	$71,558	71.2
DILUTED EARNINGS PER SHARE	$5.26	$2.82	86.5
Weighted average dilutive common shares outstanding	23,298	25,363	(8.1)
Weighted average participating securities	934	973	(4.0)
Total weighted average shares outstanding	24,232	26,336	(8.0)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)
	September 30,	December 31,
	2015	2014	% Change
	(Unaudited)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$21,968	$40,975	(46.4)
Contracts in transit and vehicle receivables, net	205,636	237,448	(13.4)
Accounts and notes receivable, net	147,110	151,330	(2.8)
Inventories, net	1,634,421	1,556,705	5.0
Deferred income taxes	13,099	11,062	18.4
Prepaid expenses and other current assets	22,556	37,699	(40.2)
Total current assets	2,044,790	2,035,219	0.5
PROPERTY AND EQUIPMENT, net	978,892	950,388	3.0
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,252,402	1,134,324	10.4
OTHER ASSETS	15,966	21,561	(25.9)
Total assets	$4,292,050	$4,141,492	3.6

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,177,513	$1,143,246	3.0
Offset account related to floorplan notes payable - credit facility	(28,073)	(39,616)	(29.1)
Floorplan notes payable - manufacturer affiliates	347,657	307,656	13.0
Offset account related to floorplan notes payable - manufacturer affiliates	(20,001)	(22,500)	(11.1)
Current maturities of long-term debt	55,959	72,630	(23.0)
Accounts payable	290,509	288,320	0.8
Accrued expenses	158,283	172,463	(8.2)
Total current liabilities	1,981,847	1,922,199	3.1
5.00% SENIOR NOTES (aggregate principal of $550,000 at September 30, 2015 and December 31, 2014)	540,957	540,100	0.2
REAL ESTATE CREDIT FACILITY, net of current maturities	24,594	27,099	(9.2)
ACQUISITION LINE	138,201	69,713	98.2
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	331,194	319,984	3.5
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	49,215	51,941	(5.2)
DEFERRED INCOME TAXES	147,296	141,239	4.3
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	39,724	25,311	56.9
OTHER LIABILITIES	69,694	65,896	5.8
STOCKHOLDERS' EQUITY:
Common stock	257	257	—
Additional paid-in capital	288,754	286,854	0.7
Retained earnings	964,703	852,057	13.2
Accumulated other comprehensive loss	(145,805)	(81,984)	77.8
Treasury stock	(138,581)	(79,174)	75.0
Total stockholders' equity	969,328	978,010	(0.9)
Total liabilities and stockholders' equity	$4,292,050	$4,141,492	3.6

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2015 (%)	2014 (%)	2015 (%)	2014 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	6.0	6.6	6.1	5.9
	Georgia	4.5	4.8	4.6	4.7
	New Jersey	2.3	2.7	2.3	3.2
	Florida	2.3	1.4	2.0	1.4
	New Hampshire	2.1	2.1	2.0	2.2
	Louisiana	1.5	1.6	1.6	1.7
	Mississippi	1.5	1.4	1.5	1.4
	South Carolina	1.4	1.6	1.4	1.5
	Alabama	0.6	0.7	0.7	0.8
	Maryland	0.5	0.5	0.5	0.5
	New York	—	1.2	—	1.7
		22.7	24.6	22.7	25.0

West	Texas	38.6	37.1	38.4	35.4
	California	9.5	9.3	9.7	9.6
	Oklahoma	7.8	8.6	7.7	8.4
	Kansas	2.0	2.1	2.1	2.3
	Louisiana	0.7	0.6	0.7	0.6
		58.6	57.7	58.6	56.3

International	United Kingdom	11.1	8.5	11.0	8.9
	Brazil	7.6	9.2	7.7	9.8
		100.0	100.0	100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		26.6	28.3	26.6	27.2
Ford/Lincoln		11.6	10.4	11.6	11.1
BMW/MINI		11.3	10.7	11.4	11.2
Honda/Acura		11.1	10.5	10.9	11.2
Nissan		8.0	8.9	8.4	9.3
Chevrolet/GMC/Buick/Cadillac		7.8	7.0	7.5	6.0
Volkswagen/Audi/Porsche		7.7	6.2	7.0	6.3
Hyundai/Kia		5.4	5.7	5.8	5.5
Chrysler/Dodge/Jeep/RAM		4.6	4.4	4.6	4.4
Mercedes-Benz/smart/Sprinter		3.8	4.2	4.1	4.2
Other		2.1	3.7	2.1	3.6
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2015	2014	% Change
REVENUES:
New vehicle retail sales	$1,327,049	$1,245,430	6.6
Used vehicle retail sales	577,426	515,911	11.9
Used vehicle wholesale sales	74,161	75,272	(1.5)
Total used	651,587	591,183	10.2
Parts and service	264,979	249,724	6.1
Finance and insurance	99,952	89,268	12.0
Total	$2,343,567	$2,175,605	7.7
GROSS MARGIN %:
New vehicle retail sales	4.7	5.0
Used vehicle retail sales	7.1	7.4
Used vehicle wholesale sales	(2.5)	(1.9)
Total used	6.0	6.2
Parts and service	55.4	53.6
Finance and insurance	100.0	100.0
Total	14.9	14.8
GROSS PROFIT:
New vehicle retail sales	$62,428	$61,975	0.7
Used vehicle retail sales	41,053	38,251	7.3
Used vehicle wholesale sales	(1,855)	(1,431)	29.6
Total used	39,198	36,820	6.5
Parts and service	146,737	133,874	9.6
Finance and insurance	99,952	89,268	12.0
Total	$348,315	$321,937	8.2
UNITS SOLD:
Retail new vehicles sold	38,331	36,649	4.6
Retail used vehicles sold	27,664	24,917	11.0
Wholesale used vehicles sold	11,733	11,984	(2.1)
Total used	39,397	36,901	6.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,621	$33,983	1.9
Used vehicle retail	$20,873	$20,705	0.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,629	$1,691	(3.7)
Used vehicle retail sales	1,484	1,535	(3.3)
Used vehicle wholesale sales	(158)	(119)	32.8
Total used	995	998	(0.3)
Finance and insurance (per retail unit)	$1,515	$1,450	4.5
OTHER: (1)
SG&A expenses	$248,771	$234,849	5.9
SG&A as % revenues	10.6	10.8
SG&A as % gross profit	71.4	72.9
Operating margin %	3.8	3.6
Pretax margin %	2.9	2.6
INTEREST EXPENSE:
Floorplan interest	$(8,964)	$(8,543)	4.9
Floorplan assistance	13,344	11,876	12.4
Net floorplan income	$4,380	$3,333	31.4
Other interest expense, net	$(12,737)	$(12,265)	3.8

	Nine Months Ended September 30,
	2015	2014	% Change
REVENUES:
New vehicle retail sales	$3,693,777	$3,449,303	7.1
Used vehicle retail sales	1,661,932	1,440,473	15.4
Used vehicle wholesale sales	217,032	208,392	4.1
Total used	1,878,964	1,648,865	14.0
Parts and service	771,986	723,839	6.7
Finance and insurance	284,787	248,820	14.5
Total	$6,629,514	$6,070,827	9.2
GROSS MARGIN %:
New vehicle retail sales	4.8	5.1
Used vehicle retail sales	7.3	8.0
Used vehicle wholesale sales	(0.1)	0.9
Total used	6.5	7.1
Parts and service	54.8	53.6
Finance and insurance	100.0	100.0
Total	15.2	15.3
GROSS PROFIT:
New vehicle retail sales	$175,549	$175,006	0.3
Used vehicle retail sales	121,906	114,613	6.4
Used vehicle wholesale sales	(167)	1,964	(108.5)
Total used	121,739	116,577	4.4
Parts and service	422,912	388,042	9.0
Finance and insurance	284,787	248,820	14.5
Total	$1,004,987	$928,445	8.2
UNITS SOLD:
Retail new vehicles sold	106,651	101,281	5.3
Retail used vehicles sold	79,647	70,367	13.2
Wholesale used vehicles sold	33,542	32,395	3.5
Total used	113,189	102,762	10.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,634	$34,057	1.7
Used vehicle retail	$20,866	$20,471	1.9
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,646	$1,728	(4.7)
Used vehicle retail sales	1,531	1,629	(6.0)
Used vehicle wholesale sales	(5)	61	(108.2)
Total used	1,076	1,134	(5.1)
Finance and insurance (per retail unit)	$1,529	$1,450	5.4
OTHER: (1)
SG&A expenses	$717,708	$677,142	6.0
SG&A as % revenues	10.8	11.2
SG&A as % gross profit	71.4	72.9
Operating margin %	3.9	3.7
Pretax margin %	2.9	2.7
INTEREST EXPENSE:
Floorplan interest	$(26,440)	$(25,489)	3.7
Floorplan assistance	36,503	32,969	10.7
Net floorplan income	$10,063	$7,480	34.5
Other interest expense, net	$(38,534)	$(34,327)	12.3
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$180,967	$134,859	34.2	44.0
Used vehicle retail sales	89,321	70,163	27.3	37.1
Used vehicle wholesale sales	24,859	21,110	17.8	27.0
Total used	114,180	91,273	25.1	34.8
Parts and service	26,193	21,272	23.1	32.7
Finance and insurance	6,091	4,797	27.0	36.6
Total	$327,431	$252,201	29.8	39.6
GROSS MARGIN %:
New vehicle retail sales	6.1	6.9
Used vehicle retail sales	5.2	5.9
Used vehicle wholesale sales	(0.3)	(0.8)
Total used	4.0	4.4
Parts and service	55.6	55.2
Finance and insurance	100.0	100.0
Total	11.1	11.8
GROSS PROFIT:
New vehicle retail sales	$11,060	$9,305	18.9	27.0
Used vehicle retail sales	4,631	4,165	11.2	19.5
Used vehicle wholesale sales	(73)	(174)	(58.0)	(53.4)
Total used	4,558	3,991	14.2	22.7
Parts and service	14,554	11,746	23.9	33.5
Finance and insurance	6,091	4,797	27.0	36.6
Total	$36,263	$29,839	21.5	30.5
UNITS SOLD:
Retail new vehicles sold	5,213	3,773	38.2
Retail used vehicles sold	3,582	2,649	35.2
Wholesale used vehicles sold	2,791	2,183	27.9
Total used	6,373	4,832	31.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,715	$35,743	(2.9)	4.2
Used vehicle retail	$24,936	$26,487	(5.9)	1.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,122	$2,466	(13.9)	(8.1)
Used vehicle retail sales	1,293	1,572	(17.7)	(11.6)
Used vehicle wholesale sales	(26)	(80)	(67.5)	(63.5)
Total used	715	826	(13.4)	(6.9)
Finance and insurance (per retail unit)	$693	$747	(7.2)	(0.2)
OTHER: (1)
SG&A expenses	$28,124	$22,275	26.3	36.0
SG&A as % revenues	8.6	8.8
SG&A as % gross profit	77.6	74.7
Operating margin %	2.2	2.7
Pretax margin %	1.7	2.3
INTEREST EXPENSE:
Floorplan interest	$(625)	$(419)	49.2
Floorplan assistance	201	246	(18.3)
Net floorplan expense	$(424)	$(173)	145.1
Other interest expense, net	$(780)	$(442)	76.5

	Nine Months Ended September 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$492,424	$397,263	24.0	35.1
Used vehicle retail sales	269,629	214,900	25.5	36.7
Used vehicle wholesale sales	78,692	62,304	26.3	37.8
Total used	348,321	277,204	25.7	37.0
Parts and service	76,983	62,843	22.5	33.4
Finance and insurance	17,411	13,916	25.1	36.3
Total	$935,139	$751,226	24.5	35.6
GROSS MARGIN %:
New vehicle retail sales	6.3	6.8
Used vehicle retail sales	5.3	5.9
Used vehicle wholesale sales	(0.5)	—
Total used	4.0	4.6
Parts and service	55.0	55.1
Finance and insurance	100.0	100.0
Total	11.2	11.7
GROSS PROFIT:
New vehicle retail sales	$30,802	$26,843	14.7	25.0
Used vehicle retail sales	14,164	12,684	11.7	21.7
Used vehicle wholesale sales	(385)	(4)	9,525.0	9,647.3
Total used	13,779	12,680	8.7	18.5
Parts and service	42,345	34,655	22.2	33.1
Finance and insurance	17,411	13,916	25.1	36.3
Total	$104,337	$88,094	18.4	29.0
UNITS SOLD:
Retail new vehicles sold	14,408	11,144	29.3
Retail used vehicles sold	10,863	8,108	34.0
Wholesale used vehicles sold	8,682	6,539	32.8
Total used	19,545	14,647	33.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,177	$35,648	(4.1)	4.5
Used vehicle retail	$24,821	$26,505	(6.4)	2.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,138	$2,409	(11.2)	(3.3)
Used vehicle retail sales	1,304	1,564	(16.6)	(9.1)
Used vehicle wholesale sales	(44)	(1)	4,300.0	7,241.4
Total used	705	866	(18.6)	(11.2)
Finance and insurance (per retail unit)	$689	$723	(4.7)	3.8
OTHER: (1)
SG&A expenses	$81,320	$67,063	21.3	32.1
SG&A as % revenues	8.7	8.9
SG&A as % gross profit	77.9	76.1
Operating margin %	2.1	2.5
Pretax margin %	1.7	2.1
INTEREST EXPENSE:
Floorplan interest	$(1,689)	$(1,188)	42.2
Floorplan assistance	584	504	15.9
Net floorplan expense	$(1,105)	$(684)	61.5
Other interest expense, net	$(2,339)	$(1,402)	66.8
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$93,197	$140,957	(33.9)	1.8
Used vehicle retail sales	20,890	29,850	(30.0)	8.1
Used vehicle wholesale sales	1,463	3,965	(63.1)	(44.5)
Total used	22,353	33,815	(33.9)	2.0
Parts and service	12,385	20,820	(40.5)	(8.1)
Finance and insurance	1,636	3,050	(46.4)	(15.7)
Total	$129,571	$198,642	(34.8)	0.5
GROSS MARGIN %:
New vehicle retail sales	6.4	6.3
Used vehicle retail sales	4.3	6.3
Used vehicle wholesale sales	6.4	7.8
Total used	4.4	6.5
Parts and service	41.8	41.9
Finance and insurance	100.0	100.0
Total	10.7	11.5
GROSS PROFIT:
New vehicle retail sales	$6,004	$8,950	(32.9)	2.7
Used vehicle retail sales	898	1,895	(52.6)	(26.8)
Used vehicle wholesale sales	93	309	(69.9)	(55.1)
Total used	991	2,204	(55.0)	(30.8)
Parts and service	5,173	8,729	(40.7)	(8.5)
Finance and insurance	1,636	3,050	(46.4)	(15.7)
Total	$13,804	$22,933	(39.8)	(7.2)
UNITS SOLD:
Retail new vehicles sold	3,582	4,072	(12.0)
Retail used vehicles sold	1,245	1,210	2.9
Wholesale used vehicles sold	402	583	(31.0)
Total used	1,647	1,793	(8.1)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$26,018	$34,616	(24.8)	15.7
Used vehicle retail	$16,779	$24,669	(32.0)	5.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,676	$2,198	(23.7)	16.7
Used vehicle retail sales	721	1,566	(54.0)	(28.9)
Used vehicle wholesale sales	231	530	(56.4)	(34.8)
Total used	602	1,229	(51.0)	(24.7)
Finance and insurance (per retail unit)	$339	$577	(41.2)	(7.8)
OTHER: (1)
SG&A expenses	$12,117	$19,920	(39.2)	(6.3)
SG&A as % revenues	9.4	10.0
SG&A as % gross profit	87.8	86.9
Operating margin %	1.0	1.2
Pretax margin %	0.6	0.2
INTEREST EXPENSE:
Floorplan interest	$(96)	$(1,490)	(93.6)
Floorplan assistance	—	—	—
Net floorplan expense	$(96)	$(1,490)	(93.6)
Other interest expense, net	$(405)	$(539)	(24.9)

	Nine Months Ended September 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$281,999	$409,580	(31.1)	(5.4)
Used vehicle retail sales	61,563	87,698	(29.8)	(3.8)
Used vehicle wholesale sales	6,462	13,795	(53.2)	(37.9)
Total used	68,025	101,493	(33.0)	(8.4)
Parts and service	39,970	57,658	(30.7)	(4.9)
Finance and insurance	5,256	8,165	(35.6)	(11.3)
Total	$395,250	$576,896	(31.5)	(6.0)
GROSS MARGIN %:
New vehicle retail sales	6.7	6.4
Used vehicle retail sales	4.4	6.2
Used vehicle wholesale sales	7.1	8.0
Total used	4.6	6.5
Parts and service	42.8	42.6
Finance and insurance	100.0	100.0
Total	11.3	11.3
GROSS PROFIT:
New vehicle retail sales	$19,002	$26,133	(27.3)	(0.3)
Used vehicle retail sales	2,693	5,481	(50.9)	(32.9)
Used vehicle wholesale sales	462	1,097	(57.9)	(44.6)
Total used	3,155	6,578	(52.0)	(34.8)
Parts and service	17,102	24,564	(30.4)	(4.7)
Finance and insurance	5,256	8,165	(35.6)	(11.3)
Total	$44,515	$65,440	(32.0)	(6.8)
UNITS SOLD:
Retail new vehicles sold	10,071	12,274	(17.9)
Retail used vehicles sold	3,403	3,899	(12.7)
Wholesale used vehicles sold	1,269	1,830	(30.7)
Total used	4,672	5,729	(18.4)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$28,001	$33,370	(16.1)	15.3
Used vehicle retail	$18,091	$22,492	(19.6)	10.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,887	$2,129	(11.4)	21.5
Used vehicle retail sales	791	1,406	(43.7)	(23.1)
Used vehicle wholesale sales	364	599	(39.2)	(20.0)
Total used	675	1,148	(41.2)	(20.1)
Finance and insurance (per retail unit)	$390	$505	(22.8)	6.5
OTHER: (1)
SG&A expenses	$40,915	$60,342	(32.2)	(7.4)
SG&A as % revenues	10.4	10.5
SG&A as % gross profit	91.9	92.2
Operating margin %	0.6	0.6
Pretax margin %	—	(0.4)
INTEREST EXPENSE:
Floorplan interest	$(917)	$(5,018)	(81.7)
Floorplan assistance	—	—	—
Net floorplan expense	$(917)	$(5,018)	(81.7)
Other interest expense, net	$(1,188)	$(597)	99.0
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$1,601,213	$1,521,246	5.3	9.4
Used vehicle retail sales	687,637	615,924	11.6	14.6
Used vehicle wholesale sales	100,483	100,347	0.1	2.8
Total used	788,120	716,271	10.0	13.0
Parts and service	303,557	291,816	4.0	7.0
Finance and insurance	107,679	97,115	10.9	12.3
Total	$2,800,569	$2,626,448	6.6	10.2
GROSS MARGIN %:
New vehicle retail sales	5.0	5.3
Used vehicle retail sales	6.8	7.2
Used vehicle wholesale sales	(1.8)	(1.3)
Total used	5.7	6.0
Parts and service	54.8	52.9
Finance and insurance	100.0	100.0
Total	14.2	14.3
GROSS PROFIT:
New vehicle retail sales	$79,492	$80,230	(0.9)	4.0
Used vehicle retail sales	46,582	44,311	5.1	7.0
Used vehicle wholesale sales	(1,835)	(1,296)	41.6	38.8
Total used	44,747	43,015	4.0	6.1
Parts and service	166,464	154,349	7.8	10.4
Finance and insurance	107,679	97,115	10.9	12.3
Total	$398,382	$374,709	6.3	9.0
UNITS SOLD:
Retail new vehicles sold	47,126	44,494	5.9
Retail used vehicles sold	32,491	28,776	12.9
Wholesale used vehicles sold	14,926	14,750	1.2
Total used	47,417	43,526	8.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,977	$34,190	(0.6)	3.3
Used vehicle retail	$21,164	$21,404	(1.1)	1.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,687	$1,803	(6.4)	(1.8)
Used vehicle retail sales	1,434	1,540	(6.9)	(5.2)
Used vehicle wholesale sales	(123)	(88)	39.8	37.1
Total used	944	988	(4.5)	(2.6)
Finance and insurance (per retail unit)	$1,352	$1,325	2.0	3.4
OTHER: (1)
SG&A expenses	$289,012	$277,044	4.3	7.5
SG&A as % revenues	10.3	10.5
SG&A as % gross profit	72.5	73.9
Operating margin %	3.5	3.3
Pretax margin %	2.6	2.4
INTEREST EXPENSE:
Floorplan interest	$(9,685)	$(10,452)	(7.3)
Floorplan assistance	13,545	12,122	11.7
Net floorplan expense	$3,860	$1,670	131.1
Other interest expense, net	$(13,922)	$(13,246)	5.1

	Nine Months Ended September 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$4,468,200	$4,256,146	5.0	8.5
Used vehicle retail sales	1,993,124	1,743,071	14.3	17.0
Used vehicle wholesale sales	302,186	284,491	6.2	9.5
Total used	2,295,310	2,027,562	13.2	16.0
Parts and service	888,939	844,340	5.3	7.9
Finance and insurance	307,454	270,901	13.5	14.8
Total	$7,959,903	$7,398,949	7.6	10.7
GROSS MARGIN %:
New vehicle retail sales	5.0	5.4
Used vehicle retail sales	7.0	7.6
Used vehicle wholesale sales	—	1.1
Total used	6.0	6.7
Parts and service	54.3	53.0
Finance and insurance	100.0	100.0
Total	14.5	14.6
GROSS PROFIT:
New vehicle retail sales	$225,353	$227,982	(1.2)	3.1
Used vehicle retail sales	138,763	132,778	4.5	6.2
Used vehicle wholesale sales	(90)	3,057	(102.9)	(99.2)
Total used	138,673	135,835	2.1	3.8
Parts and service	482,359	447,261	7.8	10.1
Finance and insurance	307,454	270,901	13.5	14.8
Total	$1,153,839	$1,081,979	6.6	9.0
UNITS SOLD:
Retail new vehicles sold	131,130	124,699	5.2
Retail used vehicles sold	93,913	82,374	14.0
Wholesale used vehicles sold	43,493	40,764	6.7
Total used	137,406	123,138	11.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,075	$34,131	(0.2)	3.2
Used vehicle retail	$21,223	$21,160	0.3	2.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,719	$1,828	(6.0)	(1.9)
Used vehicle retail sales	1,478	1,612	(8.3)	(6.8)
Used vehicle wholesale sales	(2)	75	(102.7)	(99.2)
Total used	1,009	1,103	(8.5)	(6.9)
Finance and insurance (per retail unit)	$1,366	$1,308	4.4	5.6
OTHER: (1)
SG&A expenses	$839,944	$804,547	4.4	7.2
SG&A as % revenues	10.6	10.9
SG&A as % gross profit	72.8	74.4
Operating margin %	3.5	3.3
Pretax margin %	2.6	2.4
INTEREST EXPENSE:
Floorplan interest	$(29,046)	$(31,695)	(8.4)
Floorplan assistance	37,087	33,473	10.8
Net floorplan expense	$8,041	$1,778	352.2
Other interest expense, net	$(42,061)	$(36,326)	15.8
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2015	2014	% Change
REVENUES:
New vehicle retail sales	$1,272,198	$1,199,736	6.0
Used vehicle retail sales	552,722	497,814	11.0
Used vehicle wholesale sales	66,731	72,359	(7.8)
Total used	619,453	570,173	8.6
Parts and service	255,710	239,943	6.6
Finance and insurance	96,952	87,504	10.8
Total	$2,244,313	$2,097,356	7.0
GROSS MARGIN %:
New vehicle retail sales	4.7	5.0
Used vehicle retail sales	7.2	7.5
Used vehicle wholesale sales	(2.6)	(1.8)
Total used	6.1	6.3
Parts and service	55.1	53.7
Finance and insurance	100.0	100.0
Total	14.9	14.9
GROSS PROFIT:
New vehicle retail sales	$59,341	$59,963	(1.0)
Used vehicle retail sales	39,733	37,492	6.0
Used vehicle wholesale sales	(1,745)	(1,305)	33.7
Total used	37,988	36,187	5.0
Parts and service	141,020	128,879	9.4
Finance and insurance	96,952	87,504	10.8
Total	$335,301	$312,533	7.3
UNITS SOLD:
Retail new vehicles sold	37,132	35,567	4.4
Retail used vehicles sold	26,756	24,261	10.3
Wholesale used vehicles sold	11,224	11,645	(3.6)
Total used	37,980	35,906	5.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,261	$33,732	1.6
Used vehicle retail	$20,658	$20,519	0.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,598	$1,686	(5.2)
Used vehicle retail sales	1,485	1,545	(3.9)
Used vehicle wholesale sales	(155)	(112)	38.4
Total used	1,000	1,008	(0.8)
Finance and insurance (per retail unit)	$1,518	$1,463	3.8
OTHER: (2)
SG&A expenses	$239,585	$224,114	6.9
SG&A as % revenues	10.7	10.7
SG&A as % gross profit	71.5	71.7
Operating margin %	3.8	3.8

	Nine Months Ended September 30,
	2015	2014	% Change
REVENUES:
New vehicle retail sales	$3,477,534	$3,292,040	5.6
Used vehicle retail sales	1,549,938	1,384,939	11.9
Used vehicle wholesale sales	197,083	197,854	(0.4)
Total used	1,747,021	1,582,793	10.4
Parts and service	735,509	689,284	6.7
Finance and insurance	269,132	243,002	10.8
Total	$6,229,196	$5,807,119	7.3
GROSS MARGIN %:
New vehicle retail sales	4.7	5.1
Used vehicle retail sales	7.4	8.1
Used vehicle wholesale sales	0.1	1.1
Total used	6.5	7.2
Parts and service	54.5	53.6
Finance and insurance	100.0	100.0
Total	15.2	15.4
GROSS PROFIT:
New vehicle retail sales	$161,991	$167,156	(3.1)
Used vehicle retail sales	114,268	111,843	2.2
Used vehicle wholesale sales	142	2,101	(93.2)
Total used	114,410	113,944	0.4
Parts and service	400,502	369,343	8.4
Finance and insurance	269,132	243,002	10.8
Total	$946,035	$893,445	5.9
UNITS SOLD:
Retail new vehicles sold	101,468	97,436	4.1
Retail used vehicles sold	75,199	68,295	10.1
Wholesale used vehicles sold	31,532	31,229	1.0
Total used	106,731	99,524	7.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,272	$33,787	1.4
Used vehicle retail	$20,611	$20,279	1.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,596	$1,716	(7.0)
Used vehicle retail sales	1,520	1,638	(7.2)
Used vehicle wholesale sales	5	67	(92.5)
Total used	1,072	1,145	(6.4)
Finance and insurance (per retail unit)	$1,523	$1,466	3.9
OTHER: (2)
SG&A expenses	$675,873	$640,801	5.5
SG&A as % revenues	10.9	11.0
SG&A as % gross profit	71.4	71.7
Operating margin %	3.9	3.9
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$151,967	$134,858	12.7	21.0
Used vehicle retail sales	77,395	70,164	10.3	18.8
Used vehicle wholesale sales	19,303	21,110	(8.6)	(1.4)
Total used	96,698	91,274	5.9	14.1
Parts and service	20,728	21,272	(2.6)	5.0
Finance and insurance	5,289	4,797	10.3	18.6
Total	$274,682	$252,201	8.9	17.1
GROSS MARGIN %:
New vehicle retail sales	6.3	6.9
Used vehicle retail sales	5.2	5.9
Used vehicle wholesale sales	(0.2)	(0.8)
Total used	4.1	4.4
Parts and service	57.4	55.2
Finance and insurance	100.0	100.0
Total	11.2	11.8
GROSS PROFIT:
New vehicle retail sales	$9,572	$9,303	2.9	9.9
Used vehicle retail sales	4,048	4,166	(2.8)	4.5
Used vehicle wholesale sales	(48)	(175)	(72.6)	(68.8)
Total used	4,000	3,991	0.2	7.7
Parts and service	11,898	11,748	1.3	9.1
Finance and insurance	5,289	4,797	10.3	18.6
Total	$30,759	$29,839	3.1	10.7
UNITS SOLD:
Retail new vehicles sold	4,494	3,773	19.1
Retail used vehicles sold	3,153	2,649	19.0
Wholesale used vehicles sold	2,328	2,183	6.6
Total used	5,481	4,832	13.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,816	$35,743	(5.4)	1.5
Used vehicle retail	$24,546	$26,487	(7.3)	(0.2)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,130	$2,466	(13.6)	(7.7)
Used vehicle retail sales	1,284	1,573	(18.4)	(12.2)
Used vehicle wholesale sales	(21)	(80)	(73.8)	(70.7)
Total used	730	826	(11.6)	(5.1)
Finance and insurance (per retail unit)	$692	$747	(7.4)	(0.4)
OTHER: (2)
SG&A expenses	$23,100	$22,278	3.7	11.7
SG&A as % revenues	8.4	8.8
SG&A as % gross profit	75.1	74.7
Operating margin %	2.5	2.7

	Nine Months Ended September 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$410,135	$397,264	3.2	12.5
Used vehicle retail sales	225,908	214,900	5.1	14.5
Used vehicle wholesale sales	60,167	62,304	(3.4)	5.3
Total used	286,075	277,204	3.2	12.4
Parts and service	60,632	62,838	(3.5)	5.1
Finance and insurance	15,043	13,915	8.1	17.8
Total	$771,885	$751,221	2.8	12.0
GROSS MARGIN %:
New vehicle retail sales	6.3	6.8
Used vehicle retail sales	5.3	5.9
Used vehicle wholesale sales	(0.3)	—
Total used	4.1	4.6
Parts and service	56.9	55.1
Finance and insurance	100.0	100.0
Total	11.3	11.7
GROSS PROFIT:
New vehicle retail sales	$25,708	$26,844	(4.2)	4.3
Used vehicle retail sales	11,868	12,684	(6.4)	2.0
Used vehicle wholesale sales	(169)	(5)	3,280.0	4,130.0
Total used	11,699	12,679	(7.7)	0.6
Parts and service	34,480	34,651	(0.5)	8.4
Finance and insurance	15,043	13,915	8.1	17.8
Total	$86,930	$88,089	(1.3)	7.5
UNITS SOLD:
Retail new vehicles sold	12,338	11,144	10.7
Retail used vehicles sold	9,302	8,108	14.7
Wholesale used vehicles sold	7,146	6,539	9.3
Total used	16,448	14,647	12.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,242	$35,648	(6.8)	1.6
Used vehicle retail	$24,286	$26,505	(8.4)	(0.2)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,084	$2,409	(13.5)	(5.8)
Used vehicle retail sales	1,276	1,564	(18.4)	(11.1)
Used vehicle wholesale sales	(24)	(1)	2,300.0	3,770.7
Total used	711	866	(17.9)	(10.4)
Finance and insurance (per retail unit)	$695	$723	(3.9)	4.8
OTHER: (2)
SG&A expenses	$66,414	$67,064	(1.0)	7.9
SG&A as % revenues	8.6	8.9
SG&A as % gross profit	76.4	76.1
Operating margin %	2.4	2.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$90,002	$129,007	(30.2)	7.4
Used vehicle retail sales	20,342	27,499	(26.0)	14.4
Used vehicle wholesale sales	1,463	3,159	(53.7)	(30.4)
Total used	21,805	30,658	(28.9)	9.7
Parts and service	12,193	18,163	(32.9)	3.7
Finance and insurance	1,594	2,857	(44.2)	(12.4)
Total	$125,594	$180,685	(30.5)	7.1
GROSS MARGIN %:
New vehicle retail sales	6.4	6.4
Used vehicle retail sales	4.4	6.3
Used vehicle wholesale sales	6.4	7.3
Total used	4.5	6.4
Parts and service	41.7	43.1
Finance and insurance	100.0	100.0
Total	10.7	11.6
GROSS PROFIT:
New vehicle retail sales	$5,728	$8,257	(30.6)	6.2
Used vehicle retail sales	889	1,721	(48.3)	(20.0)
Used vehicle wholesale sales	93	231	(59.7)	(39.8)
Total used	982	1,952	(49.7)	(22.4)
Parts and service	5,079	7,825	(35.1)	0.2
Finance and insurance	1,594	2,857	(44.2)	(12.4)
Total	$13,383	$20,891	(35.9)	(1.3)
UNITS SOLD:
Retail new vehicles sold	3,511	3,465	1.3
Retail used vehicles sold	1,228	1,065	15.3
Wholesale used vehicles sold	401	454	(11.7)
Total used	1,629	1,519	7.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$25,634	$37,231	(31.1)	6.0
Used vehicle retail	$16,565	$25,821	(35.8)	(0.8)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,631	$2,383	(31.6)	4.8
Used vehicle retail sales	724	1,616	(55.2)	(30.6)
Used vehicle wholesale sales	232	509	(54.4)	(31.9)
Total used	603	1,285	(53.1)	(27.6)
Finance and insurance (per retail unit)	$336	$631	(46.8)	(16.2)
OTHER: (2)
SG&A expenses	$11,911	$17,277	(31.1)	6.3
SG&A as % revenues	9.5	9.6
SG&A as % gross profit	89.0	82.7
Operating margin %	0.9	1.8

	Nine Months Ended September 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$271,960	$380,047	(28.4)	(1.7)
Used vehicle retail sales	60,876	82,247	(26.0)	1.4
Used vehicle wholesale sales	6,437	11,142	(42.2)	(23.4)
Total used	67,313	93,389	(27.9)	(1.6)
Parts and service	39,527	50,825	(22.2)	6.7
Finance and insurance	5,172	7,425	(30.3)	(4.1)
Total	$383,972	$531,686	(27.8)	(0.9)
GROSS MARGIN %:
New vehicle retail sales	6.7	6.2
Used vehicle retail sales	4.4	6.2
Used vehicle wholesale sales	7.2	7.6
Total used	4.7	6.4
Parts and service	42.8	43.9
Finance and insurance	100.0	100.0
Total	11.3	11.2
GROSS PROFIT:
New vehicle retail sales	$18,242	$23,647	(22.9)	5.7
Used vehicle retail sales	2,691	5,088	(47.1)	(27.8)
Used vehicle wholesale sales	463	843	(45.1)	(27.8)
Total used	3,154	5,931	(46.8)	(27.8)
Parts and service	16,908	22,292	(24.2)	3.7
Finance and insurance	5,172	7,425	(30.3)	(4.1)
Total	$43,476	$59,295	(26.7)	0.4
UNITS SOLD:
Retail new vehicles sold	9,874	10,746	(8.1)
Retail used vehicles sold	3,379	3,523	(4.1)
Wholesale used vehicles sold	1,265	1,443	(12.3)
Total used	4,644	4,966	(6.5)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$27,543	$35,366	(22.1)	7.0
Used vehicle retail	$18,016	$23,346	(22.8)	5.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,847	$2,201	(16.1)	15.1
Used vehicle retail sales	796	1,444	(44.9)	(24.7)
Used vehicle wholesale sales	366	584	(37.3)	(17.6)
Total used	679	1,194	(43.1)	(22.8)
Finance and insurance (per retail unit)	$390	$520	(25.0)	3.2
OTHER: (2)
SG&A expenses	$39,429	$52,736	(25.2)	2.3
SG&A as % revenues	10.3	9.9
SG&A as % gross profit	90.7	88.9
Operating margin %	0.7	1.0
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended September 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$1,514,167	$1,463,601	3.5	7.5
Used vehicle retail sales	650,459	595,477	9.2	12.1
Used vehicle wholesale sales	87,497	96,628	(9.4)	(7.1)
Total used	737,956	692,105	6.6	9.4
Parts and service	288,631	279,378	3.3	6.3
Finance and insurance	103,835	95,158	9.1	10.5
Total	$2,644,589	$2,530,242	4.5	8.0
GROSS MARGIN %:
New vehicle retail sales	4.9	5.3
Used vehicle retail sales	6.9	7.3
Used vehicle wholesale sales	(1.9)	(1.3)
Total used	5.8	6.1
Parts and service	54.7	53.1
Finance and insurance	100.0	100.0
Total	14.3	14.4
GROSS PROFIT:
New vehicle retail sales	$74,641	$77,523	(3.7)	1.0
Used vehicle retail sales	44,670	43,379	3.0	4.8
Used vehicle wholesale sales	(1,700)	(1,249)	36.1	32.9
Total used	42,970	42,130	2.0	4.0
Parts and service	157,997	148,452	6.4	8.9
Finance and insurance	103,835	95,158	9.1	10.5
Total	$379,443	$363,263	4.5	7.1
UNITS SOLD:
Retail new vehicles sold	45,137	42,805	5.4
Retail used vehicles sold	31,137	27,975	11.3
Wholesale used vehicles sold	13,953	14,282	(2.3)
Total used	45,090	42,257	6.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,546	$34,192	(1.9)	2.0
Used vehicle retail	$20,890	$21,286	(1.9)	0.7
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,654	$1,811	(8.7)	(4.2)
Used vehicle retail sales	1,435	1,551	(7.5)	(5.8)
Used vehicle wholesale sales	(122)	(87)	40.2	36.1
Total used	953	997	(4.4)	(2.6)
Finance and insurance (per retail unit)	$1,361	$1,344	1.3	2.5
OTHER: (2)
SG&A expenses	$274,596	$263,669	4.1	7.3
SG&A as % revenues	10.4	10.4
SG&A as % gross profit	72.4	72.6
Operating margin %	3.5	3.5

	Nine Months Ended September 30,
	2015	2014	% Change	Local Currency % Change
REVENUES:
New vehicle retail sales	$4,159,629	$4,069,351	2.2	5.6
Used vehicle retail sales	1,836,722	1,682,086	9.2	11.7
Used vehicle wholesale sales	263,687	271,300	(2.8)	—
Total used	2,100,409	1,953,386	7.5	10.1
Parts and service	835,668	802,947	4.1	6.6
Finance and insurance	289,347	264,342	9.5	10.7
Total	$7,385,053	$7,090,026	4.2	7.1
GROSS MARGIN %:
New vehicle retail sales	5.0	5.3
Used vehicle retail sales	7.0	7.7
Used vehicle wholesale sales	0.2	1.1
Total used	6.2	6.8
Parts and service	54.1	53.1
Finance and insurance	100.0	100.0
Total	14.6	14.7
GROSS PROFIT:
New vehicle retail sales	$205,941	$217,647	(5.4)	(1.2)
Used vehicle retail sales	128,827	129,615	(0.6)	1.0
Used vehicle wholesale sales	436	2,939	(85.2)	(80.6)
Total used	129,263	132,554	(2.5)	(0.8)
Parts and service	451,890	426,286	6.0	8.2
Finance and insurance	289,347	264,342	9.5	10.7
Total	$1,076,441	$1,040,829	3.4	5.7
UNITS SOLD:
Retail new vehicles sold	123,680	119,326	3.6
Retail used vehicles sold	87,880	79,926	10.0
Wholesale used vehicles sold	39,943	39,211	1.9
Total used	127,823	119,137	7.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,632	$34,103	(1.4)	1.9
Used vehicle retail	$20,900	$21,046	(0.7)	1.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,665	$1,824	(8.7)	(4.7)
Used vehicle retail sales	1,466	1,622	(9.6)	(8.2)
Used vehicle wholesale sales	11	75	(85.3)	(81.0)
Total used	1,011	1,113	(9.2)	(7.6)
Finance and insurance (per retail unit)	$1,368	$1,327	3.1	4.3
OTHER: (2)
SG&A expenses	$781,716	$760,602	2.8	5.5
SG&A as % revenues	10.6	10.7
SG&A as % gross profit	72.6	73.1
Operating margin %	3.5	3.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended September 30,
	2015	2014	% Change
SG&A RECONCILIATION:
As reported	$248,771	$221,645	12.2
Pre-tax adjustments:
Catastrophic events	—	(1,099)
Gain (loss) on real estate and dealership transactions	—	14,303
Adjusted SG&A (1)	$248,771	$234,849	5.9
SG&A AS % REVENUES:
Unadjusted	10.6	10.2
Adjusted (1)	10.6	10.8
SG&A AS % GROSS PROFIT:
Unadjusted	71.4	68.8
Adjusted (1)	71.4	72.9
OPERATING MARGIN %:
Unadjusted	3.8	4.0
Adjusted (1),(2)	3.8	3.6
PRETAX MARGIN %:
Unadjusted	2.9	2.0
Adjusted (1),(3)	2.9	2.6
SAME STORE SG&A RECONCILIATION:
As reported	$239,585	$225,236	6.4
Pre-tax adjustments:
Catastrophic events	—	(1,099)
Gain (loss) on real estate and dealership transactions	—	(23)
Adjusted Same Store SG&A (1)	$239,585	$224,114	6.9
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.7	10.7
Adjusted (1)	10.7	10.7
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	71.5	72.1
Adjusted (1)	71.5	71.7
SAME STORE OPERATING MARGIN %:
Unadjusted	3.8	3.7
Adjusted (1),(4)	3.8	3.8

	Nine Months Ended September 30,
	2015	2014	% Change
SG&A RECONCILIATION:
As reported	$718,607	$665,547	8.0
Pre-tax adjustments:
Catastrophic events	(951)	(2,775)
Gain (loss) on real estate and dealership transactions	1,052	14,812
Legal settlements	(1,000)	(442)
Adjusted SG&A (1)	$717,708	$677,142	6.0
SG&A AS % REVENUES:
Unadjusted	10.8	11.0
Adjusted (1)	10.8	11.2
SG&A AS % GROSS PROFIT:
Unadjusted	71.5	71.7
Adjusted (1)	71.4	72.9
OPERATING MARGIN %:
Unadjusted	3.8	3.8
Adjusted (1),(2)	3.9	3.7
PRETAX MARGIN %:
Unadjusted	2.9	2.0
Adjusted (1),(3)	2.9	2.7
SAME STORE SG&A RECONCILIATION:
As reported	$678,188	$644,041	5.3
Pre-tax adjustments:
Catastrophic events	(951)	(2,775)
Gain (loss) on real estate and dealership transactions	(364)	(23)
Legal settlements	(1,000)	(442)
Adjusted Same Store SG&A (1)	$675,873	$640,801	5.5
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.9	11.1
Adjusted (1)	10.9	11.0
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	71.7	72.1
Adjusted (1)	71.4	71.7
SAME STORE OPERATING MARGIN %:
Unadjusted	3.8	3.8
Adjusted (1),(4)	3.9	3.9

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $288 and $786 for the three and nine months ended September 30, 2015, respectively, and $4,252 and $5,973 for the three and nine months ended September 30, 2014, respectively.

(3)
Excludes the impact of SG&A reconciling items above, loss on redemption of long-term debt of $22,790 and $46,403 for the three and nine months ended September 30, 2014, respectively, as well as non-cash asset impairment charges of $288 and $786 for the three and nine months ended September 30, 2015 and $4,252 and $5,973 for the three and nine months ended September 30, 2014, respectively.

(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $288 and $786 for the three and nine months ended September 30, 2015, respectively, and $293 and $2,014 for the three and nine months ended September 30, 2014, respectively.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Three Months Ended September 30,
	2015	2014	% Change
OPERATING MARGIN %:
Unadjusted	2.1	2.7
Adjusted (1),(3)	2.2	2.7
PRETAX MARGIN %:
Unadjusted	1.6	2.3
Adjusted (1),(3)	1.7	2.3

SAME STORE OPERATING MARGIN %:
Unadjusted	2.4	2.7
Adjusted (1),(3)	2.5	2.7

	Nine Months Ended September 30,
	2015	2014	% Change
SG&A RECONCILIATION:
As reported	$81,528	$67,063	21.6
Pre-tax adjustments:
Severance costs	(208)	—
Adjusted SG&A (1)	$81,320	$67,063	21.3
SG&A AS % REVENUES:
Unadjusted	8.7	8.9
Adjusted (1)	8.7	8.9
SG&A AS % GROSS PROFIT:
Unadjusted	78.1	76.1
Adjusted (1)	77.9	76.1
OPERATING MARGIN %:
Unadjusted	2.1	2.5
Adjusted (1),(2)	2.1	2.5
PRETAX MARGIN %:
Unadjusted	1.6	2.1
Adjusted (1),(2)	1.7	2.1

SAME STORE OPERATING MARGIN %:
Unadjusted	2.3	2.5
Adjusted (1),(3)	2.4	2.5

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling item above, as well as non-cash asset impairment charges of $333 for the three and nine months ended September 30, 2015.
(3)	Excludes the impact of non-cash asset impairment charges of $333 for the three and nine months ended September 30, 2015.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended September 30,
	2015	2014	% Change
SG&A RECONCILIATION:
As reported	$12,117	$20,313	(40.3)
Pre-tax adjustments:
Severance costs	—	(393)
Adjusted SG&A (1)	$12,117	$19,920	(39.2)
SG&A AS % REVENUES:
Unadjusted	9.4	10.2
Adjusted (1)	9.4	10.0
SG&A AS % GROSS PROFIT:
Unadjusted	87.8	88.6
Adjusted (1)	87.8	86.9
OPERATING MARGIN %
Unadjusted	0.8	(1.6)
Adjusted (1),(2)	1.0	1.2
PRETAX MARGIN %:
Unadjusted	0.4	(2.6)
Adjusted (1),(2)	0.6	0.2
SAME STORE SG&A RECONCILIATION:
As reported	$11,911	$17,566	(32.2)
Pre-tax adjustments:
Severance costs	—	(289)
Adjusted Same Store SG&A (1)	$11,911	$17,277	(31.1)
SAME STORE SG&A AS % REVENUES:
Unadjusted	9.5	9.7
Adjusted (1)	9.5	9.6
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	89.0	84.1
Adjusted (1)	89.0	82.7
SAME STORE OPERATING MARGIN %:
Unadjusted	0.7	1.6
Adjusted (1),(3)	0.9	1.8

	Nine Months Ended September 30,
	2015	2014	% Change
SG&A RECONCILIATION:
As reported	$40,915	$61,151	(33.1)
Pre-tax adjustments:
Severance costs	—	(393)
Foreign transaction tax	—	(416)
Adjusted SG&A (1)	$40,915	$60,342	(32.2)
SG&A AS % REVENUES:
Unadjusted	10.4	10.6
Adjusted (1)	10.4	10.5
SG&A AS % GROSS PROFIT:
Unadjusted	91.9	93.4
Adjusted (1)	91.9	92.2
OPERATING MARGIN %:
Unadjusted	0.3	(0.4)
Adjusted (1),(2)	0.6	0.6
PRETAX MARGIN %:
Unadjusted	(0.2)	(1.4)
Adjusted (1),(2)	—	(0.4)
SAME STORE SG&A RECONCILIATION:
As reported	$39,429	$53,441	(26.2)
Pre-tax adjustments:
Severance costs	—	(289)
Foreign transaction tax	—	(416)
Adjusted Same Store SG&A (1)	$39,429	$52,736	(25.2)
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.3	10.1
Adjusted (1)	10.3	9.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	90.7	90.1
Adjusted (1)	90.7	88.9
SAME STORE OPERATING MARGIN %:
Unadjusted	0.6	0.8
Adjusted (1),(3)	0.7	1.0

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $298 and $839 for the three and nine months ended September 30, 2015, respectively, and $5,121 for the three and nine months ended September 30, 2014.

(3)	Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $298 for the three and nine months ended September 30, 2015.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended September 30,
	2015	2014	% Change
NET INCOME RECONCILIATION:
As reported	$45,261	$26,162	73.0
After-tax adjustments:
Catastrophic events (5)	—	671
(Gain) loss on real estate and dealership transactions (6)	—	(8,572)
Severance costs (7)	—	388
Non-cash asset impairment (10)	776	6,559
Loss on extinguishment of long-term debt (11)	—	17,934
Non-deductible goodwill	—	(3,358)
Adjusted net income (1)	$46,037	$39,784	15.7
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$46,037	$39,784	15.7
Less: Adjusted earnings allocated to participating securities	1,759	1,520	15.7
Adjusted net income available to diluted common shares (1)	$44,278	$38,264	15.7
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.88	$1.03	82.5
After-tax adjustments:
Catastrophic events	—	0.03
Gain (loss) on real estate and dealership transactions	—	(0.34)
Severance costs	—	0.01
Non-cash asset impairment	0.03	0.26
Loss on extinguishment of long-term debt	—	0.71
Non-deductible goodwill	—	(0.13)
Adjusted diluted income per share (1)	$1.91	$1.57	21.7
SG&A RECONCILIATION:
As reported	$289,012	$264,233	9.4
Pre-tax adjustments:
Catastrophic events	—	(1,099)
Gain (loss) on real estate and dealership transactions	—	14,303
Severance costs	—	(393)
Adjusted SG&A (1)	$289,012	$277,044	4.3
SG&A AS % REVENUES:
Unadjusted	10.3	10.1
Adjusted (1)	10.3	10.5
SG&A AS % GROSS PROFIT:
Unadjusted	72.5	70.5
Adjusted (1)	72.5	73.9
OPERATING MARGIN %:
Unadjusted	3.5	3.4
Adjusted (1),(2)	3.5	3.3

PRETAX MARGIN %:
Unadjusted	2.6	1.7
Adjusted (1),(3)	2.6	2.4
SAME STORE SG&A RECONCILIATION:
As reported	$274,596	$265,080	3.6
Pre-tax adjustments:
Catastrophic events	—	(1,099)
Gain (loss) on real estate and dealership transactions	—	(23)
Severance costs	—	(289)
Adjusted Same Store SG&A (1)	$274,596	$263,669	4.1
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.4	10.5
Adjusted (1)	10.4	10.4
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.4	73.0
Adjusted (1)	72.4	72.6
SAME STORE OPERATING MARGIN %:
Unadjusted	3.5	3.5
Adjusted (1),(4)	3.5	3.5

	Nine Months Ended September 30,
	2015	2014	% Change
NET INCOME RECONCILIATION:
As reported	$127,385	$74,327	71.4
After-tax adjustments:
Catastrophic events (5)	593	1,710
(Gain) loss on real estate and dealership transactions (6)	(601)	(8,887)
Severance costs (7)	167	388
Legal settlements (8)	610	274
Foreign transaction tax (9)	—	274
Non-cash asset impairment (10)	1,624	7,626
Loss on extinguishment of long-term debt (11)	—	38,711
Non-deductible goodwill	—	(3,358)
Adjusted net income (1)	$129,778	$111,065	16.8
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income (1)	$129,778	$111,065	16.8
Less: Adjusted earnings allocated to participating securities	4,997	4,126	21.1
Adjusted net income available to diluted common shares (1)	$124,781	$106,939	16.7
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$5.26	$2.82	86.5
After-tax adjustments:
Catastrophic events	0.02	0.07
Gain (loss) on real estate and dealership transactions	(0.02)	(0.33)
Severance costs	0.01	0.01
Legal settlements	0.02	0.01
Foreign transaction tax	—	0.01
Non-cash asset impairment	0.07	0.29
Loss on extinguishment of long-term debt	—	1.47
Non-deductible goodwill	—	(0.13)
Adjusted diluted income per share (1)	$5.36	$4.22	27.0
SG&A RECONCILIATION:
As reported	$841,050	$793,761	6.0
Pre-tax adjustments:
Catastrophic events	(951)	(2,775)
Gain (loss) on real estate and dealership transactions	1,053	14,812
Severance costs	(208)	(393)
Legal settlements	(1,000)	(442)
Foreign transaction tax	—	(416)
Adjusted SG&A (1)	$839,944	$804,547	4.4
SG&A AS % REVENUES:
Unadjusted	10.6	10.7
Adjusted (1)	10.6	10.9
SG&A AS % GROSS PROFIT:
Unadjusted	72.9	73.4
Adjusted (1)	72.8	74.4

OPERATING MARGIN %:
	Unadjusted	3.5	3.3
	Adjusted (1),(2)	3.5	3.3
PRETAX MARGIN %:
	Unadjusted	2.6	1.8
	Adjusted (1),(3)	2.6	2.4
SAME STORE SG&A RECONCILIATION:
	As reported	$784,031	$764,546	2.5
	Pre-tax adjustments:
	Catastrophic events	(951)	(2,774)
	Gain (loss) on real estate and dealership transactions	(364)	(23)
	Severance costs	—	(289)
	Legal settlements	(1,000)	(442)
	Foreign transaction tax	—	(416)
	Adjusted Same Store SG&A (1)	$781,716	$760,602	2.8
SAME STORE SG&A AS % REVENUES:
	Unadjusted	10.6	10.8
	Adjusted (1)	10.6	10.7
SAME STORE SG&A AS % GROSS PROFIT:
	Unadjusted	72.8	73.5
	Adjusted (1)	72.6	73.1
SAME STORE OPERATING MARGIN %:
	Unadjusted	3.5	3.4
	Adjusted (1),(4)	3.5	3.5

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges for all periods.
(3)
Excludes the impact of SG&A reconciling items above, non-cash asset impairment charges for all periods, as well as loss on redemption of long-term debt of $22,790 and $46,403 for the three and nine months ended September 30, 2014, respectively.

(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $916 and $1,418 for the three and nine months ended September 30, 2015, respectively, and $293 and $2,014 for the three and nine months ended September 30, 2014, respectively.

(5)
Adjustment is net of tax benefit of $359 for the nine months ended September 30, 2015, and $428 and $1,065 for the three and nine months ended September 30, 2014, respectively, calculated utilizing the applicable federal and state tax rates for adjustment.

(6)
Adjustment is net of tax provision of $452 for the nine months ended September 30, 2015, and $5,731 and $5,925 for the three and nine months ended September 30, 2014, respectively, calculated utilizing the applicable federal and state tax rates for adjustment.

(7)
Adjustment is net of tax benefit of $42 for the nine months ended September 30, 2015, and $5 for the three and nine months ended September 30, 2014, calculated utilizing the applicable federal and state tax rates for adjustment.

(8)
Adjustment is net of tax benefit of $390 for the nine months ended September 30, 2015, and $168 for the nine months ended September 30, 2014, calculated utilizing the applicable federal and state tax rates for adjustment.

(9)	Adjustment is net of tax benefit of $141 for the nine months ended September 30, 2014, calculated utilizing the applicable federal and state tax rates for adjustment.
(10)
Adjustment is net of tax benefit of $143 and $334 for the three and nine months ended September 30, 2015, respectively, and $2,815 and $3,469 for the three and nine months ended September 30, 2014, respectively, calculated utilizing the applicable federal and state tax rates for adjustment.

(11)
Adjustment is net of tax benefit of $4,856 and $7,692 for the three and nine months ended September 30, 2014, respectively, calculated utilizing the applicable federal and state tax rates for adjustment.